Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO

FIRST LIEN CREDIT AGREEMENT

FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”), dated as of December 18, 2014, by and among TASC, INC. (the “Borrower”), TASC PARENT CORPORATION (“Holdings”), BARCLAYS BANK PLC, as Administrative Agent, and the Required Lenders party hereto. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the several Lenders party from time to time thereto and Barclays Bank PLC, as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank are parties to a First Lien Credit Agreement, dated as of May 23, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings, the Borrower, the Administrative Agent and the Required Lenders have agreed to amend certain terms of the Credit Agreement, subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments to Credit Agreement.

(a) The following defined terms are hereby added to Section 1.1 of the Credit Agreement in the correct alphabetical order:

“East Acquisition”: the combination of Holdings and Engility Holdings, Inc. pursuant to the East Merger Agreement.”

“East Acquisition Date”: the date on which East Acquisition is consummated in accordance with the East Merger Agreement.

“East Merger Agreement”: that certain Agreement and Plan of Merger, dated as of October 28, 2014, among Holdings, Toucan Merger Corporation I, Toucan Merger Corporation II, Engility Holdings, Inc., New East Holdings, Inc. and East Merger Sub, LLC.”

“First Amendment”: that certain First Amendment to First Lien Credit Agreement, dated as of December 18, 2014, among Holdings, the Borrower, the Administrative Agent and the Lenders party thereto.

(b) The defined term “Applicable Margin” is hereby amended (x) by replacing “4.50%” with “5.00%” and (y) by replacing “5.50%” with “6.00%”.

(c) The defined term “Maximum Incremental Facilities Amount” is hereby amended by inserting the following words at the end thereof “; provided that the aggregate principal amount of the New Term Commitments or Permitted Other Indebtedness incurred on the East Acquisition Date in connection with the East Acquisition shall be excluded for the purposes of determining the amount set forth under clause (a)(i) hereof after the East Acquisition Date”.

(d) The defined term “Revolving Commitments” is hereby amended and restated in its entirety as follows:

“Revolving Commitments: as to any Revolving Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under heading “Revolving Commitment” opposite such Lender’s name on Annex A-2, or, as the case may be, in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Revolving Commitments as of the Effective Date (as defined in the First Amendment) of the First Amendment is $115,000,000.”

(e) The defined term “L/C Commitment” is hereby amended by replacing the term “$12,500,000” with “$30,000,000”.

(f) The defined term “Swingline Commitments” is hereby amended by replacing the term “$15,000,000” with “$35,000,000”.

(g) Section 2.5 of the Credit Agreement is hereby amended by replacing the terms “in the case of ABR Loans, prior to 12:00 Noon, New York City time, one Business Day prior to the proposed Borrowing Date” with “in the case of ABR Loans, prior to 10:00 a.m., New York City time, on the proposed Borrowing Date”.

(h) Section 2.20(d)(iii) of the Credit Agreement is hereby amended by inserting the following sentence after the last sentence thereof: “For purposes of this Section 2.20(d)(iii), each reference to “Lender” shall be deemed to include the Administrative Agent.”

(i) Section 6.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the words “[Reserved].”

(j) Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.1 Financial Covenant. Consolidated Total Net Leverage Ratio. Permit the Consolidated Total Net Leverage Ratio as at the last day of any Test Period ending on the dates set forth below to be in excess of the ratio set forth opposite such date below:

Period Ending	Ratio

December 31, 2014	6.75:1.00

March 31, 2015	6.75:1.00

June 30, 2015	6.75:1.00

September 30, 2015	6.75:1.00

December 31, 2015	6.50:1.00

March 31, 2016	6.50:1.00

June 30, 2016	6.00:1.00

September 30, 2016	6.00:1.00

December 31, 2016	5.50:1.00

March 31, 2017	5.50:1.00

June 30, 2017	5.50:1.00

September 30, 2017	5.50:1.00

December 31, 2017	5.00:1.00

March 31, 2018	5.00:1.00

June 30, 2018	5.00:1.00

September 30, 2018	5.00:1.00

December 31, 2018	4.50:1.00

Each Test Period ending thereafter	4.50:1.00

(k) Clause (i) of the first proviso in Section 7.6(e) of the Credit Agreement is hereby amended by deleting the words “$10,000,000 in any fiscal year (but not exceeding $25,000,000 in the aggregate since the Closing Date)” set forth therein and replacing them with the words “$20,000,000 in any fiscal year (but not exceeding $50,000,000 in the aggregate since the Closing Date”.

(l) Section 7.6 of the Credit Agreement is hereby amended by inserting a new clause (p): “(p) the Borrower and its Subsidiaries may make any Restricted Payment in connection with the East Acquisition as contemplated by the East Merger Agreement.”

(m) Section 7.7(d) of the Credit Agreement is hereby amended by replacing the term “$2,500,000” with “$5,000,000” and inserting immediately after the words “in the ordinary course of business” the following words: “(excluding any reimbursement obligations in the ordinary course of business in connection with ‘corporate credit cards’)”.

(n) Annex A-2 to the Credit Agreement is hereby replaced in its entirety with a new Annex A-2 attached hereto as Exhibit A.

2. Conditions to Effectiveness. This Amendment shall become effective when each of the following conditions precedent shall have been satisfied or waived (the “Effective Date”):

(a) This Amendment shall have been executed by the Required Lenders, Holdings and the Borrower.

(b) The Administrative Agent shall have received a customary enforceability opinion with respect to this Amendment from Simpson Thacher & Bartlett LLP, legal counsel to Holdings and the Borrower.

(c) On and as of the date hereof, each of the representations and warranties contained in Section 4 (Representations and Warranties) of the Credit Agreement shall be true and correct in all material respects, in each case as if made on and as of such date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, provided that, in each case, such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof.

(d) The East Acquisition shall have been consummated, or substantially simultaneously with the Effective Date, shall be consummated.

3. FATCA.

For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

4. Miscellaneous Provisions.

(a) This Amendment has been duly executed and delivered on behalf the Borrower and Holdings and constitutes a legal, valid and binding obligation of the Borrower and Holdings, enforceable against the Borrower and Holdings in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing.

(b) Each of the Borrower and Holdings acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder and the obligations of the other Loan Parties party thereto shall continue, shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(c) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provisions of the Credit Agreement or any other Loan Document.

(d) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (i.e., “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.

(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(f) From and after the Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and each of the other Loan Documents.

(g) This Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantors and each of their respective successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns.

(h) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

TASC PARENT CORPORATION,
as Holdings

By:	/s/ Clifford Greenblatt
	Name	Clifford Greenblatt
	Title:	VP & General Counsel

TASC, INC.,
as the Borrower

By:	/s/ Clifford Greenblatt
	Name:	Clifford Greenblatt
	Title:	VP & General Counsel

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

BARCLAYS BANK PLC,
as Administrative Agent, Collateral Agent and
Lender

By:	/s/ Christopher Lee

Name: Christopher Lee
Title: Assistant Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Pacifica CDO VI LTD

as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Frank Longobardi

	Name:	Frank Longobardi
	Title:	Senior Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Shackleton I CLO, Ltd.

as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Frank Longobardi

	Name:	Frank Longobardi
	Title:	Senior Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Westwood CDO I LTD

as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Frank Longobardi

	Name:	Frank Longobardi
	Title:	Senior Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Westwood CDO II LTD

as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Frank Longobardi

	Name:	Frank Longobardi
	Title:	Senior Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Shackleton 2013-III CLO, Ltd.

as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Frank Longobardi

	Name:	Frank Longobardi
	Title:	Senior Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Shackleton 2014-V CLO, Ltd.

as a Lender

By:	/s/ Frank Longobardi

	Name:	Frank Longobardi
	Title:	Senior Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Shackleton II CLO, Ltd.

as a Lender

By: Alcentra NY, LLC

By:	/s/ Frank Longobardi

	Name:	Frank Longobardi
	Title:	Senior Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

ALM VI, Ltd.

as a Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

ALM VIII, Ltd.

as a Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

APOLLO CREDIT FUNDING I LTD.

as a Lender

By: Apollo ST Fund Management LLC
As Its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Apollo Senior Floating Rate Fund Inc.

as a Lender

By: Account 631203

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

IBM Personal Pension Plan Trust

as a Lender

By: Apollo Fund Management LLC, its Investment Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

STONE TOWER CLO VII LTD.

as a Lender

By: Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

ALM XI, Ltd.

as a Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

ALM XII, Ltd.

as a Lender

By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Apollo Tactical Income Fund Inc

as a Lender

By: Account 361722

By:	/s/ Joe Moroney

	Name:	Joe Moroney
	Title:	Vice President

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Bank of America, N.A.,
as a Lender

By:	/s/ Jonathan Barnes
	Name:	Jonathan Barnes
	Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Lloyds Bank Pension Scheme No. 1

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Associated British Foods Pension Scheme

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Beach Point Dynamic Income Master Fund, L.P.

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Beach Point Multi-Asset Credit Fund Ltd.

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Beach Point SCF IV LLC

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Beach Point SCF Multi-Port LP

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Beach Point Strategic Master Fund, L.P.

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Beach Point Total Return Master Fund, L.P.

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Los Angeles County Employees Retirement Association
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Pacific Coat Investment Fund LLC

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Royal Mail Pension Plan

as a Lender

By: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith

	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

BCA Loan Funding LLC

as a Lender

By: Citibank, N.A.

By:	/s/ Lauri Pool

	Name:	Lauri Pool
	Title:	Associate Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Citi Loan Funding CGMSCLO 2014-5 LLC,

as a Lender

By: Citibank, N.A.,

By:	/s/ Tina Tran

	Name:	Tina Tran
	Title:	Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Carlyle Global Market Strategies CLO 2012-2, Ltd.

as a Lender

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Carlyle Global Market Strategies CLO 2012-3, Ltd.

as a Lender

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Carlyle Global Market Strategies CLO 2012-4, Ltd.

as a Lender

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Carlyle Global Market Strategies CLO 2013-1, Ltd.

as a Lender

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Carlyle Global Market Strategies CLO 2013-2, Ltd.

as a Lender

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Carlyle Global Market Strategies CLO 2013-3, Ltd.

as a Lender

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Carlyle Global Market Strategies CLO 2013-4, Ltd.

as a Lender

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Carlyle Global Market Strategies CLO 2014-1, Ltd.

as a Lender

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Carlyle Global Market Strategies CLO 2014-2, Ltd.

as a Lender

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

15th Street Loan Funding LLC

as a Lender

By: Citibank, N.A.,

By:	/s/ Tina Tran

	Name:	Tina Tran
	Title:	Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Allied World Assurance Company Ltd
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

ATLAS SENIOR LOAN FUND II, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

ATLAS SENIOR LOAN FUND III, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

ATLAS SENIOR LOAN FUND, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

ATLAS SENIOR LOAN FUND V, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

AUCARA HEIGHTS INC.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Crescent Capital High Income Fund B, L.P.
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Crescent Capital High Income Fund L.P.
Business Name: Crescent Capital LP High Income Fund
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

CRESCENT LONG/SHORT CREDIT OPPORTUNITY, L.P.
By:	Crescent Capital Group LP, its sub-adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

ILLINOIS STATE BOARD OF INVESTMENT
By:	Crescent Capital Group LP, its sub-adviser

	By:	/s/ Brian McKeon
		Name:	Brian McKeon
		Title:	Assistant Vice President

	By:	/s/ G. WAYNE HOSANG
		Name:	G. WAYNE HOSANG
		Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Ironshore Insurance Ltd.
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Lincoln Investment Solutions, Inc.
By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Mt. Whitney Securities, Inc.

By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

TCW SENIOR SECURED LOAN FUND, LP
By:	Crescent Capital Group LP, its sub-adviser

	By:	/s/ Brian McKeon
		Name:	Brian McKeon
		Title:	Assistant Vice President

	By:	/s/ G. WAYNE HOSANG
		Name:	G. WAYNE HOSANG
		Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

WEST BEND MUTUAL INSURANCE COMPANY
By:	Crescent Capital Group LP, its sub-adviser

	By:	/s/ Brian McKeon
		Name:	Brian McKeon
		Title:	Assistant Vice President

	By:	/s/ G. WAYNE HOSANG
		Name:	G. WAYNE HOSANG
		Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Fraser Sullivan CLO II, Ltd., as Lender

as a Lender

By: 31 Debt Management US, LLC as Manager

By:	/s/ David Nadeau

	Name:	David Nadeau
	Title:	Partner

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

GoldenTree Loan Opportunities IX, Limited

as a Lender

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

	Name:	Karen Weber
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

GoldenTree Loan Opportunities VIII, Limited

as a Lender

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

	Name:	Karen Weber
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

J. P. Morgan Whitefriars Inc., as a Lender

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney - in - Fact

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

BOWERY FUNDING ULC

as a Lender

By:	/s/ Mobasharul Islam

	Name:	Mobasharul Islam
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Marathon CLO IV Ltd.

as a Lender

By:	/s/ Jake Hyde

	Name:	Jake Hyde
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Marathon CLO V Ltd.

as a Lender

By:	/s/ Jake Hyde

	Name:	Jake Hyde
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Marathon CLO VI, Ltd.

as a Lender

By:	/s/ Jake Hyde

	Name:	Jake Hyde
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Venture IX CDO, Limited

as a Lender

By: its investment advisor, MJX Asset Management LLC

By:	/s/ Michael Regan

	Name:	Michael Regan
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Venture VI CDO Limited

as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan

	Name:	Michael Regan
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Venture VIII CDO, Limited

as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan

	Name:	Michael Regan
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

VENTURE XII CLO, Limited

as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan

	Name:	Michael Regan
	Title:	Senior Portfolio Manager

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

New Mountain Finance Holdings, L.L.C.

as a Lender

By:	/s/ John R. Kline

	Name:	John R. Kline
	Title:	EVP and COO

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

BAE SYSTEMS 2000 PENSION PLAN TRUSTEES LIMITED

as a Lender

By: Oak Hill Advisors, L.P., as Manager

By:	/s/ Glenn R August

	Name:	Glenn R August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

BAE SYSTEMS PENSION FUNDS CIF TRUSTEES LIMITED

as a Lender

By: Oak Hill Advisors, L.P., as Manager

By:	/s/ Glenn R August

	Name:	Glenn R August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

HPK HY BONDS UND LOANS

as a Lender

By: INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of HPK HY BONDS UND LOANS

Represented by: Oak Hill Advisors, L.P. As Fund Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

NOTE FUNDING OHA, LLC

as a Lender

By: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Oak Hill Credit Partners V, Limited

as a Lender

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA CREDIT PARTNERS IX, LTD.

as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA CREDIT PARTNERS VI, LTD.

as a Lender

By: Oak Hill Advisors, L.P. As its portfolio manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA CREDIT PARTNERS VII, LTD.

as a Lender

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA CREDIT PARTNERS VIII, LTD.

as a Lender

By: Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA CREDIT PARTNERS X, LTD.

as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA CUSTOM MULTI-SECTOR CREDIT MASTER FUND, L.P.

as a Lender

By: OHA Custom Multi-Sector Credit Fund GenPar, LLC,
its general partner
By: OHA Global GenPar, LLC,
its general partner
By: OHA Global MGP, LLC,
its managing partner

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA DENMARK CUSTOMIZED CREDIT FUND, L.P.

as a Lender

By: OHA Denmark Customized Credit GenPar, LLC
Its General Partner
By: OHA Denmark Customized Credit MGP, LLC
Its Managing Member

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA Diversified Credit Strategies Fund Master, L.P.

as a Lender

By: OHA Diversified Credit Strategies GenPar LLC, its General Partner

OHA Diversified Credit Strategies MGP, LLC, its managing member

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA DIVERSIFIED CREDIT STRATEGIES MASTER FUND (PARALLEL II), L.P.

as a Lender

By: OHA Diversified Credit Strategies Fund (Parallel II) GenPar, LLC, Its General Partner
By: OHA Global GenPar, LLC, Its Managing member
By: OHA Global MGP, LLC, Its Managing member

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA Finlandia Credit Fund

as a Lender

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA Intrepid Leveraged Loan Fund, Ltd.

as a Lender

By: Oak Hill Advisors, L.P., as its Portfolio Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA LOAN FUNDING 2012-1, LTD.

as a Lender

By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA LOAN FUNDING 2013-1, LTD.

as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

OHA Park Avenue CLO I, Ltd.

as a Lender

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Oregon Public Employees Retirement Fund

as a Lender

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

THE COCA-COLA COMPANY MASTER RETIREMENT TRUST

as a Lender

By: Oak Hill Advisors, L.P. as Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Met Investors Series Trust-Pioneer Strategic Income Portfolio

Pioneer Bond Fund
Pioneer Diversified High Income Trust
Pioneer Floating Rate Fund
Pioneer Floating Rate Trust
Pioneer Strategic Income Fund,

as a Lender

By: Pioneer Investment Management, Inc., its advisor

By:	/s/ Elliott Dobin
	Name:	Elliott Dobin
	Title:	Assistant Secretary

Stichting Pensioenfunds Medische Specialisten
Ascension Health Master Pension Trust
Ascension Alpha Fund, LLC,

as a Lender

By: Pioneer Institutional Asset Management, Inc., its advisor

By:	/s/ Elliott Dobin
	Name:	Elliott Dobin
	Title:	Assistant Secretary

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Catalyst/Princeton Floating Rate Income Fund,

as a Lender

By:	/s/ Paul Malecki
	Name:	Paul Malecki
	Title:	Sr. Portfolio Manager

Catalyst/Princeton Floating Rate Income Fund

By: Princeton Advisory Group, Inc. the Sub-Advisor

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Commonwealth of PA, Treasury Dept.,
as a Lender

By:	/s/ Paul Malecki
	Name:	Paul Malecki
	Title:	Sr. Portfolio Manager

Commonwealth of PA, Treasury Dept.

By: Princeton Advisory Group, Inc.

the Manager

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Princeton Stable Income Fund, LTD.,
as a Lender

By:	/s/ Paul Malecki
	Name:	Paul Malecki
	Title:	Sr. Portfolio Manager

Princeton Stable Income Fund, Ltd.

By: Princeton Advisory Group, Inc.

the Investment Manager

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Baptist Health South Florida, Inc.
By:	Seix Investment Advisors LLC, as Adviser

Blue Cross of Idaho Health Service, Inc.
By:	Seix Investment Advisors LLC, as Investment Manager

City National Rochdale Funds – Fixed Income Opportunities Fund
By:	Seix Investment Advisors LLC, as Subadviser

Mountain View CLO 2013-1 Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO 2014-1 Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

RidgeWorth Funds – Seix Floating Rate High Income Fund
By:	Seix Investment Advisors LLC, as Subadviser

RidgeWorth Funds – Total Return Bond Fund
By:	Seix Investment Advisors LLC, as Subadviser

Seix Credit Opportunities Fund Financing I Ltd.
By:	Seix Investment Advisors LLC, as Investment Manager

Seix Multi-Sector Absolute Return Fund L.P.
By:	Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By:	Seix Investment Advisors LLC, its sole member

as Lenders

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

Carlyle Global Market
Strategies CLO 2012-1, Ltd.

as a Lender

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

1199SEIU Health Care Employees Pension Fund
By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Assistant Vice President

By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

BLT 38 LLC,
as a Lender

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Richard C. Smith
	Name:	Richard C. Smith
	Title:	Authorized Signatory

Signature Page to First Amendment to TASC, Inc. First Lien Credit Agreement

EXHIBIT A

Annex A-2

Lender	Revolving Commitment	Pro Rata Share
Barclays Bank PLC	$35,000,000.00	30.43%
Jefferies Finance LLC	$20,000,000.00	17.39%
Deutsche Bank AG New York Branch	$14,250,000.00	12.39%
Royal Bank of Canada	$14,250,000.00	12.39%
JPMorgan Chase Bank, NA	$10,000,000.00	8.70%
Mizuho Bank, Ltd.	$6,500,000.00	5.65%
SunTrust Robinson Humphrey, Inc.	$5,000,000.00	4.35%
KKR Corporate Lending LLC	$5,000,000.00	4.35%
Sumitomo Mitsui Banking Corporation	$5,000,000.00	4.35%

Total	$115,000,000.00	100%